                                                                   EXHIBIT 10.15

                    MERCANTILE-SAFE DEPOSIT & TRUST COMPANY

                                 REVOLVING NOTE
                                  (COMMERCIAL)

$15,000,000.00                                                 November 25, 1996

         In this Note, the Bank named above is hereinafter referred to as "Bank." The Undersigned means each and all who sign below, whether one or more than one, and their obligations hereunder are joint and several.

         On or before November 25, 1997, the Undersigned promised to pay to the order of Bank $15,000,000.00 (Fifteen Million U.S. Dollars), or so much thereof as Bank in its discretion has advanced or readvanced and is outstanding hereunder (being herein called "Principal Sum"), with interest as stated below on the Principal Sum. Bank has established a revolving line of credit for Undersigned from which Undersigned, subject to Bank's consent, may obtain one more loans from time to time, with the aggregate unpaid Principal Sum of such loans actually advanced and remaining unpaid not to exceed the face amount of this Note. Advances and readvances hereunder remaining unpaid from time to time shall bear interest each day until paid at a daily periodic rate corresponding to an annual percentage rate equal to -0- percent above Mercantile's Prime Rate (being herein called the "Index"). The daily periodic interest rate will increase or decrease as the Index increases or decreases. Where Bank's Prime Rate is used as the Index, the "Prime Rate" is one of several rates set by Bank from time to time as an interest rate base for borrowings. Bank may lend at rates above and below the Prime Rate. Interest shall be due and payable monthly.

         If Maker fails to pay any amount within 15 days after the date on which it is due, Maker agrees to pay a late charge of the greater of $2 or 5% of the delinquent amount. All payments will be applied in any manner we choose except as otherwise required by applicable law. Generally, payments are applied first to interest due; second to principal due, third to late charges; fourth to any remaining interest and finally to the remaining principal.

         Maker covenants to provide Bank such financial information as Bank may request from time to time and authorizes Bank to make all inquiries it deems necessary to verify the accuracy of the information provided, to protect and maintain its assets in good condition and repair, free of all liens and encumbrances, to keep its assets insured against loss by fire, theft and other casualties as required by Bank in such amounts and by carriers satisfactory to Bank, not to dispose of any assets except in the ordinary course of business, and to pay all taxes and assessments when due.

         Advances and readvances hereunder may be prepaid in whole or in part. The fact that the balance hereunder may be reduced to zero from time to time will not affect the continuing validity of this Note, and the balance may be increased to the face amount of the Note after such reductions to zero. Bank in its discretion may make an advance which causes the principal balance to exceed the face amount of the Note and such excess shall be paid by the Undersigned upon demand with interest as provided above.

         Each of the following events shall constitute a default hereunder; (a) the breach of any representation in or the failure of any Obligor (which term shall include each Maker, endorser, surety and guarantor of any of the Liabilities) to perform any covenant or agreement under any of the Liabilities (which term shall include all obligations under this Note, and any renewals, extensions or modifications thereof, and all other obligations of any kind of Maker to Bank and to any other party to the extent of Bank's interest therein, now or hereafter existing, including liabilities to Bank of Maker as a member of any partnership or other group and whether incurred by Maker as principal or otherwise); (b) the death of any Obligor; (c) the filing of any petition under the Federal Bankruptcy Code or any similar Federal or state statute, by or against Obligor; (d) an application or the appointment of a receiver for, the making of a general assignment for the Benefit of Creditors by, or the insolvency of an Obligor; (e) commencement of any proceeding under any Federal or state statute or rule providing for the relief of debtors, composition of creditors, arrangement, reorganization, receivership liquidation or any similar event by or against any Obligor; (f) the entry of a judgment against any Obligor; (g) the issuing of any attachment or garnishment, or the filing of any lien, against any property of any Obligor; (h) the suspension by any Obligor of the transaction of such Obligor's usual business; (i) the merger or consolidation of any corporate Obligor with any other corporation or the transfer, disposition or encumbrance of all or a substantial part of the assets of any Obligor; (j) if any Obligor misinformed or failed to inform Bank as to any matter which the Bank deems material to a Liability; (k) the determination by an officer of Bank that an adverse change has occurred in the financial condition of any Obligor from the condition of such Obligor as heretofore most recently disclosed to Bank by a financial statement or in any other manner. If this Note is payable upon demand may be made whether or not an event has occurred.

         To secure payment of the Liabilities, Bank is hereby granted a lien and security interest in all property of any Obligor held now or hereafter by Bank in any capacity and upon the occurrence of any default hereunder Bank shall have the right , immediately and without further action by it, to set-off against any of the Liabilities, all such property, and Bank shall be deemed to have exercised such right of set-off and to have made a charge against such property immediately upon the occurrence of such default even though such charge is made or entered subsequently on the books of Bank.

         A delay by Bank in exercising any right or remedy shall not constitute a waiver. A waiver of a default, right or remedy shall not constitute a waiver of a subsequent default, right or remedy. A single or partial exercise of a right or remedy shall not preclude or constitute a waiver of any unexercised right or remedy. Bank will not waive a default by accepting partial payment of any amount due. All rights and remedies hereunder and under applicable laws shall be cumulative. Every obligation of each Obligor is joint and several. Bank may exercise its rights against Collateral or an Obligor without first having recourse against any other collateral or Obligor.

         Whenever any Obligor shall be in default hereunder, Bank at its option
(1) may cure the default at Maker's expense; (2) may refuse to make further advances; (3) may declare any of the Liabilities immediately due and payable; and (4) may exercise any or all rights and remedies available to it under the Liabilities and applicable law.

         Maker covenants to pay on demand, with interest until paid in full at the rate imposed upon principal herein, all expenses incurred by Bank, including legal fees, to cure any default herein, to enforce any provision of the Liabilities or to exercise any right or remedy.

         Each Obligor waives presentment, notice of dishonor, protest and all other demands and notices in connection with any of the Liabilities and with respect to any collateral and waives any right to trial by jury and further agrees that the courts of the State of Maryland shall have personal jurisdiction over it in any legal proceedings with respect to any of the Liabilities. Each Obligor without further notice assents to all extensions of the time of payment of any Liability or any other indulgence or modification of a Liability, to any substitution, exchange or release of collateral and to the addition or release of any Obligor, whether or not done for consideration, all without in any way affecting its obligation. Bank may unjustifiably and without reservation of rights impair any Obligor's recourse against another obligor or collateral. Except when invalid or unenforceable by statute or otherwise, each and every Obligor authorizes any attorney designated by Bank to confess judgment in any Court of Record and authorizes Bank to instruct the clerk of any Court of Record to confess judgment against such Obligor at any time after this Note is due by its terms or upon default, for the unpaid balance of this Note and interest payable thereon, together with court costs and all other amounts payable to Bank pursuant hereto, including an attorney's fees of 15% of the total sum due, provided, however, that any lien arising from such confession of judgment shall not without further proceedings, apply or attach to any real property as described in section 12-401(i) of the Maryland Secondary Mortgage Loan Law as the same may be amended from time to time unless this is a loan to a corporation or a commercial loan in excess of $75,000.00.

         The Undersigned hereby authorizes the Bank to accept instructions by telephone from any of the Undersigned or a duly authorized representative of the Undersigned to make advances or receive a repayment hereunder. All advances made hereunder shall be credited to the Undersigned's deposit account with the Bank. The Undersigned agrees that the actual crediting of the sum of money so borrowed to the Undersigned's deposit account shall constitute conclusive evidence that the advance was made, and the failure of the Bank to forward to the Undersigned an advice of credit shall not affect the obligation of the Borrower to repay such advance.

         This Note contains the full agreement of the parties and may be modified only by a writing executed by the party to be charged.

         This Note is executed and delivered the date above written as an instrument under Seal, specifically intending it to be a specialty and shall be governed by the Laws of the State of Maryland.

CORPORATION OR PARTNERSHIPS SIGN BELOW                        INDIVIDUALS SIGN BELOW

         Ciena Corporation                   (SEAL)                                              (SEAL)
   ------------------------------------------------           -----------------------------------------

   By    Joseph R. Chinni, CFO               (SEAL)                                              (SEAL)
      ---------------------------------------------           -----------------------------------------

   By    Andrew C. Patrick Treasurer         (SEAL)                                              (SEAL)
      ---------------------------------------------           -----------------------------------------

                                    GUARANTY

         In consideration of the loan or forebearance evidenced by the foregoing Note, the undersigned (jointly and severally) absolutely and unconditionally guarantees to Bank and every subsequent holder of the Note (irrespective of its genuineness, validity, regularity or enforceability or any other circumstance) the prompt payment of the Note when due according to its terms, which are incorporated herein, and as they maybe modified subsequently by any extension or renewal, in whole or in part, any change in the interest rate or other term, or the exchange, assignment, extension, waiver, modification or surrender of any related right or security; and Bank and every subsequent holder of the Note at its option may proceed in the first instance against the undersigned to collect any obligation covered by this Guaranty, without first proceeding against any Collateral and other Obligor.

         Any debt of Borrower to the Undersigned, nor or hereafter existing, is and shall be subordinated to the indebtedness and liability herein guaranteed. The Undersigned agrees not to assert any right, directly or by subrogation, against the Borrower or any assets securing payment of the indebtedness or liability herein guaranteed, so long as this Guaranty is outstanding.



         Executed and delivered on the date of the foregoing Note under Seal and specifically intending this to be a specialty, governed by the laws of the State of Maryland.



CORPORATIONS OR PARTNERSHIPS SIGN BELOW             INDIVIDUALS SIGN BELOW

                                   (SEAL)                                              (SEAL)
-----------------------------------------           -----------------------------------------
Name of Corporation of Partnership

By                                 (SEAL)                                              (SEAL)
   --------------------------------------           -----------------------------------------



By                                 (SEAL)                                              (SEAL)
   --------------------------------------           -----------------------------------------

                    MERCANTILE-SAFE DEPOSIT & TRUST COMPANY

                            BUSINESS LOAN AGREEMENT


                                                                     11/25/96
                                                                 ---------------
                                                                      (Date)

         THIS BUSINESS LOAN AGREEMENT (this "Agreement") is made in favor of the above named Bank (the "Bank") by the undersigned (the "Obligor", whether one or more than one), witnesseth:

         In consideration of loans, credits and other financial accommodations made or to be made or continue to the Obligor by the Bank of any kind and nature whatsoever, including, without limitation, such indebtedness, liabilities and obligations of the Obligor to the Bank which are direct, indirect, contingent, primary, secondary, alone, jointly with others, due, to become due, future advances, now existing, hereafter created, principal, interest, expense payments, liquidation costs, and attorney's fees and expenses (collectively, the "Obligations") pursuant to the terms, conditions and provisions of any note, security agreement, pledge agreement, guaranty agreement, mortgage, deed of trust, loan agreement, hypothecation agreement, indemnity agreement, letter of credit application, assignment, or any other document previously, simultaneously or hereafter executed and delivered by the Obligor or any other persons, singly or jointly with another person or persons, evidencing, securing, guarantying or in connection with any of the Obligations (collectively, the "Loan Documents"), the Obligor agrees (jointly and severally if more than one) with the Bank as follows:

         1. Representations and Warranties. The Obligor hereby makes the following representations and warranties to the Bank, each of which shall be deemed repeated and confirmed as of the date any of the Obligations are created:

         1.01. Good Standing. The Obligor is a Corporation duly organized and existing, in good standing, under the laws of the State of Delaware and has the power to own its property and to carry on its business and is in good standing in each jurisdiction in which the transaction of its business makes such qualifications necessary.

         1.02. Authority. The Obligor has full power and authority to enter into this Agreement, to incur the Obligations, to execute and deliver the Loan Documents to which it is a party and to perform and comply with the terms, conditions and agreements set forth herein and therein, all of which have been duly authorized by all proper and necessary actions of the Obligor.

         1.03. Binding Agreement. This Agreement constitutes, and each of the other Loan Documents constitutes or will constitute when issued and delivered for value received, the valid and legally binding obligation of the Obligor in accordance with its respective terms.

         1.04. Litigation. There are no proceedings pending or threatened before any court or administrative agency which will materially adversely affect the financial condition or operations of the Obligor. (See attached Schedule A)

         1.05. No Conflicting Agreements. There are no provisions of the Obligor's articles of co-partnership, charter, bylaws or any agreement binding on the Obligor or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of this Agreement or any of the Loan Documents.

         1.06. Financial Condition. The Obligor's financial statement dated September 30, 1996, were prepared in accordance with generally accepted accounting principles consistently applied and fairly and accurately present the condition of the Obligor as of their date and the results of its operations for the period then ended. There has been no material adverse change in the condition of the Obligor or the results of its operations since the date of such financial statements.

         1.07. Information. All information contained in any financial statement, application, schedule, report or any other document given by the Obligor or by any other person in connection with the Obligations or with any of the Loan Documents is in all respects true and accurate and the Obligor or such other person has not omitted to state any material fact or any fact necessary to make such information not misleading.

         1.08. Assets. The Obligor has good and merchantable title to all of its assets and properties and there are no liens, security interests or other encumbrances outstanding against any of these assets and properties except those disclosed by the Obligor in writing to the Bank immediately prior to the date or this Agreement.

         1.09. Place(s) of Business. The Obligor has disclosed to the Bank in writing immediately prior to the date of this Agreement the address of each of its places of business.

         1.10. Taxes. All taxes, assessments and governmental charges and liens imposed upon the Obligor and its properties, operations and income (collectively, the "Taxes") have been paid and discharged prior to the date when any interest or penalty would accrue for the nonpayment thereof, except for those Taxes disclosed to the Bank in writing immediately prior to the date of this Agreement.

         2. Affirmative Covenants. Until payments in full of all of the Obligations, the Obligor will:

         2.01. Financial Statements. Maintain at all times a system of accounting satisfactory to the Bank and will furnish to the Bank at such time or times as specified by the Bank such financial statements as may be required by the Bank.

         2.02. Information. Furnish to he Bank promptly at any time and from time to time such information concerning the operations, business, affairs and financial condition of the Obligor as the Bank may request.

         2.03. Inspection. Permit representatives of the Bank to inspect and make copies of the books, records and properties of the Obligor or relating to the Obligor at any reasonable time, wherever such books, records and properties are maintained or located.

         2.04. Management. Maintain the current management of the Obligor or other management reasonably satisfactory to the Bank and will notify the Bank promptly of any management change.

         2.05 Life Insurance. Maintain at all times life insurance with a responsible insurance company on the lives of the following persons: N/A in the following amounts NA and with assignment of proceeds of such life insurance to the Bank pursuant to written assignment in form and content satisfactory to the Bank.

         2.06. Litigation. Promptly notify the Bank of any litigation instituted or threatened against the Obligor and the entry of any judgment or lien against the Obligor or any of its assets and property where the claims against the Obligor or its assets and property exceed $250,000.

         2.07. Insurance. Maintain insurance with responsible insurance companies on such of its assets and properties, in such amounts and against such risks as is satisfactory in the Bank, and furnish to the Bank promptly upon request certificates evidencing such insurance.

         2.08. Adverse Debt. Promptly notify Bank of any additional debt incurred.

         2.09. Existence. Maintain its existence in good standing in each jurisdiction where the Obligor does business.

         2.10.   Profitability.  Be profitable in each calendar month.

         2.11.   Quick Ratio.  Maintain at all times a Quick Ratio of 1.25 to
1. Quick Ratio for this purpose shall mean cash and accounts receivable divided by all current liabilities.

         2.12. Taxes. Except to the extent that the validity or amount thereof is being contested in good faith and by appropriate proceedings, pay and discharge all Taxes prior to the date when any interest or penalty would accrue for the non-payment thereof.

         2.13. Proceeds of Obligation. Use the proceeds of any of the Obligations advanced to the Obligor on and after the date hereof only for the purpose(s) specified in writing to the Bank.

         3. Negative Covenants. Until payment in full of all of the Obligations, the Obligor will not, without the prior written consent of the
Bank:

         3.01. Capital Structure. Alter or amend its capital structure or dissolve, merge or consolidate with or into any other person or make any investment in or acquire any interest in or a substantial portion of the assets of any other person.

         3.02. Dividends and Similar Events. Purchase, redeem or otherwise retire any shares of its capital stock, voluntarily prepay, acquire or anticipate any sinking fund requirement of any indebtedness or pay any cash dividends.

         3.03. Indebtedness. Incur any indebtedness for money borrowed likely to impair Bank's ability to collect the debt.

         3.04. Loans. Make any loans, advances to, or guaranty any loans or advances to, any person, except that Obligor may purchase or acquire prime commercial paper or certificates of deposit in United States commercial banks with assets of not less than $1 billion, obligations of the

United States government or any agency thereof, obligations of the State of Maryland, and obligations guaranteed by the United States government or the State of Maryland. Advances to stockholders and/or affiliates are permitted but may not exceed $50,000.00 in aggregate.

         3.05. Negative Pledge. Mortgage, pledge or otherwise encumber or permit any lien, security interest or other encumbrance including purchase money liens whether under conditional or installment sales arrangements or otherwise, to arise upon any of its assets or properties excepting security interests and liens granted to the Bank or liens for Taxes not yet due or which are being contested in good faith by appropriate proceedings.

         3.06. Sale of Assets. Sell, lease or dispose of any assets and property outside of the ordinary course of business.

         3.07. Lease Obligations. Enter into any new leases of real or personal property with annual lease payments totaling over $600,000.00.

         3.08. Capital Expenditures. Make capital expenditures in excess of $40,000,000.00, during any twelve (12) month period.

         4. Default. The occurrence of any one or more of the following events shall constitute a default under this Agreement:

         4.01. Failure to Pay. The failure of the Obligor to pay any of the Obligations as and when due and payable (whether by acceleration, declaration, extension or otherwise);

         4.02. Covenants and Agreements. The failure of the Obligor to perform, observe or comply with any of the covenants of this Agreement;

         4.03. Information, Representations and Warranties. If any information furnished or representation or warranty made or given by the Obligor herein or furnished in connection with any of the Obligations shall prove untrue in any material respect;

         4.04. Default under Loan Documents. The occurrence of a default under any of the Loan Documents;

         4.05. Default on Other Obligations. The occurrence of any event which would permit the acceleration of the maturity of any note, loan or other agreement between the Obligor and any person other than the Bank.

         4.06. Bankruptcy. The filing of any petition under the Bankruptcy Act or any similar Federal or State statute by or against the Obligor, or the failure of the Obligor generally to pay its debts as such debts become due;

         4.07 Insolvency. An application for the appointment of a receiver for, the making of a general assignment for the benefit of creditors by, or the insolvency of, the Obligor.

         4.08. Adverse Change of Financial Condition. The determination in good faith by the Bank that a material adverse change has occurred in the financial condition of the Obligor from the condition set forth in the most recent financial statement of the Obligor furnished by the Obligor to the Bank before the execution of this agreement, or from the financial condition of the Obligor as heretofore most recently disclosed to the Bank in any other manner, or

         4.09. Prospect of Payment. The determination in good faith by the Bank that the prospect of payment of any of the Obligations when due and payable is impaired for any reason.

         5. Rights and Remedies Upon Default. In the event of a default hereunder, the Bank may, at its option, and without notice to the Obligor, declare the unpaid balance of all or any part of the Obligations to be immediately due and payable. In this event, the Bank may exercise any rights and remedies available to it under any of the Loan Documents and under applicable laws, and the Bank is authorized to offset and apply to all or any part of the Obligations, all moneys, credits and other property of any nature whatsoever of the Obligor now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, the Bank in any capacity whatsoever, including, without limitation, any balance of any deposit account and any credits with the Bank.

         The Obligor shall reimburse and pay on demand all costs and expenses, including, without limitation, attorney's fees and expenses, incurred by or on behalf of the Bank in collecting the Obligations. All of such costs and expenses shall bear interest at a per annum rate of interest equal to the then highest rate of interest charged on the principal of any of the Obligations plus 1% per annum from the date of payment until repaid in full.

         6. Remedies Cumulative. Each right, power and remedy of the Bank as provided for in this Agreement or in the Loan Documents now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or in the Loan Documents or now or hereafter existing at law or in equity or by statute otherwise, and the exercise or beginning of the exercise by the Bank of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Bank of any or all such other rights, powers or remedies.

         7. Waiver. No failure or delay by the Bank to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of the Loan Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude the Bank from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any of the Obligations, the Bank shall not be deemed to have waived the right either to require prompt payment when due of all other Obligations, or to declare a default for failure to effect such payment of any such other Obligations.

         8. Miscellaneous. The paragraph headings of this Agreement are for convenience only, and shall not limit or otherwise affect any of the terms hereof. Neither this Agreement nor any term, condition, covenant or agreement hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. This Agreement shall be governed by the laws of the State of Maryland and shall be binding upon the personal representatives, successors and assigns of the Obligor and shall inure to the benefit of the successors and assigns of the Bank. Unless otherwise provided herein, all accounting terms used herein shall be defined and applied on a consistent basis in accordance with generally accepted accounting principals. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require, and the term "person" shall include an individual, a corporation, an association, a partnership, a trust and an organization. The term "Obligations" as used herein shall not include any loans to a noncorporate Obligor which is not a "commercial loan" (as defined by Section 12-101(c) of the Commercial Law Article of the Annotated Code of Maryland) in excess of $15,000.

         The signature(s) and seal(s) of the Obligor(s) is/are subscribed to this Agreement as a sealed instrument the day and year written above.




                           Ciena Corporation
                     ---------------------------------------
                                   Obligor's Name


                     By /s/ JOSEPH R. CHINNICI CFO & VP FINANCE
                       ----------------------------------------
                                Signature and title


                       /s/  ANDREW C. PETRICK TREASURER, CONTROLLER
                       ----------------------------------------------------